                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. _____)

         Filed by the Registrant [X]
         Filed by a Party other than the Registrant   [ ]

         Check the appropriate box:

         [ ]    Preliminary Proxy Statement
         [ ]    Confidential, For Use of the Commission Only
                (as permitted by Rule 14a-6(e)(2))
         [X]    Definitive Proxy Statement
         [ ]    Definitive Additional Materials
         [ ]    Soliciting Material Pursuant to ss.240.14a-12

                       1838 BOND-DEBENTURE TRADING FUND
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                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
         [X] No fee required.
         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2) Aggregate number of securities to which transaction applies:

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         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4) Proposed maximum aggregate value of transaction:

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         (5) Total fee paid:

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         [ ] Fee paid previously with preliminary materials.

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         [ ] Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1) Amount previously paid:

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         (2) Form, Schedule or Registration Statement No.:

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         (3) Filing Party:

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         (4) Date Filed:

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
                        1838 BOND-DEBENTURE TRADING FUND
                             ______________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             ______________________

                               SEPTEMBER 28, 2005

                                                                Armonk, New York
                                                                 August 22, 2005

TO THE SHAREHOLDERS OF
         1838 BOND-DEBENTURE TRADING FUND:

         The Annual Meeting of Shareholders of 1838 Bond-Debenture Trading Fund (the "Fund") will be held on September 28, 2005 at 10:00 a.m. Eastern Time, at the offices of Pepper Hamilton LLP, 400 Berwyn Park, 899 Cassat Road, Berwyn, Pennsylvania, for the following purposes:

      1.    the election of four Directors;

      2. to approve or disapprove a new Investment Advisory Agreement between MBIA Capital Management Corp. and the Fund; and

      3. to transact such other business as may properly come before the meeting and any adjournments thereof.

         The subjects referred to above are discussed in detail in the Proxy Statement attached to this notice. Each shareholder is invited to attend the Annual Meeting of Shareholders in person. Shareholders of record at the close of business on August 12, 2005 have the right to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign, and promptly return the enclosed proxy in order that the meeting can be held without additional expense and a maximum number of shares may be voted. For your convenience, you may also vote your shares electronically through the Internet or by telephone. Instructions for both options are included on the enclosed proxy card.

                              Leonard I. Chubinsky
                                    Secretary

--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT
             NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE.


PLEASE INDICATE YOUR VOTING INSTRUCTIONS EITHER ELECTRONICALLY, BY TELEPHONE OR DIRECTLY ON THE ENCLOSED PROXY CARD. DATE AND SIGN THE CARD AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING ELECTRONICALLY, TELEPHONING OR MAILING YOUR PROXY PROMPTLY. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

--------------------------------------------------------------------------------

                        1838 BOND-DEBENTURE TRADING FUND

                                 113 KING STREET
                                ARMONK, NY 10504

                                 PROXY STATEMENT

         ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 28, 2005

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of 1838 Bond-Debenture Trading Fund (the "Fund") for use at the Annual Meeting of Shareholders of the Fund to be held on Wednesday, September 28, 2005 at 10:00 a.m. (Eastern time), at the offices of Pepper Hamilton LLP, 400 Berwyn Park, 899 Cassat Road, Berwyn, Pennsylvania, and at any adjournments thereof (the "Annual Meeting"). A Notice of Annual Meeting of Shareholders and proxy card accompany this Proxy Statement, all of which are expected to be distributed to shareholders on or about August 22, 2005.

         In addition to the solicitation of proxies by mail, proxies also may be solicited by telephone, telegraph and personal interview. The Fund has also requested brokers, dealers, banks or voting trustees, or their nominees, to forward proxy material to the beneficial owners of the Fund's Common Stock. The enclosed proxy is revocable by you at any time prior to the exercise thereof by submitting a written notice of revocation or subsequently executed proxy to the Secretary of the Annual Meeting. Voting electronically, telephoning or signing and mailing the proxy will not affect your right to give a later proxy or to attend the meeting and vote your shares in person. The cost of soliciting proxies will be paid by the Fund.

         THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE THE NUMBER OF SHARES REPRESENTED THEREBY AS DIRECTED OR, IN THE ABSENCE OF SUCH DIRECTION, FOR ALL OF THE NOMINATED DIRECTORS AND TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND MBIA CAPITAL MANAGEMENT CORP., AND TO TRANSACT SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

         On August 12, 2005, the date for determination of shareholders entitled to receive notice of and to vote at the Annual Meeting, or any adjournment thereof, there were issued and outstanding 4,907,678 shares of Common Stock of the Fund, each entitled to one vote, constituting all of the Fund's then outstanding securities.

         THE FUND'S MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED MARCH 31, 2005, IS AVAILABLE UPON REQUEST WITHOUT CHARGE BY WRITING TO THE FUND AT THE ADDRESS SET FORTH ABOVE OR BY CALLING THE FUND AT 1-800-232-1838.

                        PROPOSAL 1: ELECTION OF DIRECTORS

         Four Directors are to be elected at the Annual Meeting to constitute the entire Board, and to hold office until the next annual meeting or until their successors shall have been elected and shall have qualified.

         Except as otherwise directed on the proxy card, it is the intention of the persons named on the proxy card to vote at the Annual Meeting for the election of the nominees named below, each of whom has consented to being named in this proxy statement and to serve if elected. If any of the nominees is unavailable to serve for any reason, the persons named as proxies will vote for such other nominee or nominees nominated by those Directors who are not "interested persons" of the Fund ("Independent Directors"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund currently knows of no reason why any of the nominees listed below would be unable or unwilling to serve if elected. All of the nominees are currently Directors of the Fund whose term expires on the date of the Annual Meeting or when their successors are elected and qualify.

         Certain information regarding each of the nominees as well as the current Directors and executive officers of the Fund is set forth below.

                                                                                          NUMBER OF
                                                                                       PORTFOLIOS IN
                                                YEAR FIRST           PRINCIPAL          FUND COMPLEX
       NAME, ADDRESS         POSITION HELD        BECAME         OCCUPATION DURING       OVERSEEN BY      OTHER DIRECTORSHIPS
          AND AGE              WITH FUND         DIRECTOR           PAST 5 YEARS          DIRECTOR         HELD BY DIRECTOR
---------------------------------------------------------------------------------------------------------- ---------------------
NOMINEE FOR DIRECTOR -- "INTERESTED PERSONS"
W. Thacher Brown*               Director           1988         Chartered Financial          2**         Director, 1838
113 King Street                                                 Analyst; Former                          Investment Advisors
Armonk, NY 10504                                                President of MBIA                        Funds (mutual
Age: 57                                                         Asset Management                         fund); Director,
                                                                LLC from July 1998                       Airgas, Inc.
                                                                to September 2004;                       (Wholesale-Industrial
                                                                and Former                               Machinery &
                                                                President of 1838                        Equipment); and
                                                                Investment                               Director,
                                                                Advisors, LLC from                       Harleysville Mutual
                                                                July 1988 to May                         Insurance Company,
                                                                2004.                                    and Harleysville
                                                                                                         Group (insurance)
NOMINEES FOR DIRECTOR - "INDEPENDENT DIRECTORS"
John Gilray Christy             Director           1983         Chairman, Chestnut            1          Director, The
Chestnut Capital Corp                                           Capital Corporation                      Philadelphia
P,O. Box 22                                                     (venture capital                         Contributionship
Flourtown, PA 19031                                             firm) from June                          (insurance company)
Age: 72                                                         1988 to present.                         and Former
                                                                                                         Director, Echo Bay
                                                                                                         Mines, Ltd. (gold
                                                                                                         mining).

                                                                                          NUMBER OF
                                                                                       PORTFOLIOS IN
                                                YEAR FIRST           PRINCIPAL          FUND COMPLEX
       NAME, ADDRESS         POSITION HELD        BECAME         OCCUPATION DURING       OVERSEEN BY      OTHER DIRECTORSHIPS
          AND AGE              WITH FUND         DIRECTOR           PAST 5 YEARS          DIRECTOR         HELD BY DIRECTOR
---------------------------------------------------------------------------------------------------------- ---------------------
Morris Lloyd, Jr.               Director           1989         Retired; former               1          Director and
113 King Street                                                 Development                              Treasurer, Hall
Armonk, NY 10504                                                Officer, Trinity                         Mercer Hospital
Age: 67                                                         College from April                       Foundation;
                                                                1996 to June 2002.                       Director and
                                                                                                         Treasurer, First
                                                                                                         Hospital Foundation.

J. Lawrence Shane               Director           1974         Retired; former               1          Member and former
113 King Street                                                 Vice Chairman and                        Chairman of the
Armonk, NY 10504                                                CFO of Scott Paper                       Board of Managers
Age: 70                                                         Company until 1992.                      of Swarthmore
                                                                                                         College.


------------
* Mr. Brown is an "interested person" (as defined in the 1940 Act) of the Fund because he was an officer, director and employee of the Fund's former investment adviser.

** Mr. Brown serves as a Director of the Fund and as a trustee of 1838 Investment Advisors Trust, an investment company with one portfolio.

CURRENT DIRECTORS AND OFFICERS

      NAME, ADDRESS AND               POSITION HELD                                      PRINCIPAL OCCUPATION
             AGE                        WITH FUND                  POSITION SINCE           FOR PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------
W. Thacher Brown               See "Nominee for Director - Interested Persons" above

John Gilray Christy            See "Nominee for Director - Independent Persons" above

Morris Lloyd, Jr.              See "Nominee for Director - Independent Persons" above

J. Lawrence Shane              See "Nominee for Director - Independent Persons" above

Clifford D. Corso              President                          2005                  President and Chief
MBIA Capital Management                                                                 Investment Officer, MBIA
Corp.                                                                                   Capital Management Corp.;
113 King Street                                                                         Managing Director and Chief
Armonk, NY 10504                                                                        Investment Officer, MBIA
Age: 43                                                                                 Insurance Corporation

Marc D. Morris                 Treasurer                          2005                  Director of MBIA Capital
MBIA Capital Management                                                                 Management Corp.; Director
Corp.                                                                                   and Officer of other
113 King Street                                                                         affiliated entities within
Armonk, NY 10504                                                                        the MBIA Asset Management
Age: 46                                                                                 Group.

Leonard I. Chubinsky           Secretary                          2005                  Deputy General Counsel of
MBIA Capital Management Corp.                                                           MBIA Insurance Corporation;
113 King Street                                                                         officer of other affiliated
Armonk, NY 10504                                                                        entities within the MBIA
Age: 56                                                                                 Asset Management Group.

Richard J. Walz                Chief Compliance                   2005                  Managing Director of several
MBIA Capital Management Corp.  Officer                                                  affiliated entities within
113 King Street                                                                         the MBIA Asset Management
Armonk, NY 10504                                                                        Group since 1999.
Age: 46

         The Board of the Fund held six meetings during the Fund's fiscal year ended March 31, 2005. Each Independent Director attended all meetings of the Board and each committee of which he was a member. Mr. Brown, an interested director of the Fund, attended all meetings. The Fund encourages attendance by Board members at all annual shareholders meetings. All Directors attended the last annual shareholders meeting.

AUDIT COMMITTEE

         The Board has formed an Audit Committee. The Board has adopted a written charter for the Audit Committee, which became effective September 10, 2003. The Audit Committee of the Board currently consists of Messrs. Christy, Lloyd and Shane, none of whom is an "interested person" of the Fund. Each member of the Audit Committee also is an "independent" member, as that term is defined by the New York Stock Exchange's listing standards.

         The Audit Committee reviews the scope of the audit by the Fund's independent accountants, confers with the independent accountants with respect to the audit and the internal accounting controls of the Fund and with respect to such other matters as may be important to an evaluation of the audit and the financial statements of the Fund. The Audit Committee also selects and retains the independent accountants for the Fund.

AUDIT COMMITTEE REPORT

         During the fiscal year ended March 31, 2005, the Audit Committee met twice and has reviewed and discussed the Fund's audited financial statements with Fund management. Further, the Audit Committee has discussed with Tait, Weller & Baker ("Tait Weller"), the Fund's independent accountants, the matters required to be discussed by SAS 61 (regarding auditing standards). The Audit Committee has received the written disclosures and a letter from Tait Weller required by Independence Standards Board Standard No. 1 (regarding auditor independence), and has discussed with Tait Weller the independence of Tait Weller. Based upon the foregoing, the Audit Committee recommended to the full Board that the audited financial statements of the Fund be included in the Fund's annual report to shareholders for filing with the U.S. Securities and Exchange Commission for the fiscal year ended March 31, 2005.

                                      John Gilray Christy
                                      Morris Lloyd, Jr.
                                      J. Lawrence Shane

NOMINATING COMMITTEE

         On May 6, 2004, the Board formed a Nominating Committee and adopted a written charter for the Nominating Committee. Prior to May 6, 2004, nominees would be considered and approved by the Independent Directors of the Fund.

         The Nominating Committee Charter was filed as Exhibit B to the proxy statement to shareholders on June 14, 2004. The Nominating Committee of the Board currently consists of Messrs. Christy, Lloyd and Shane, none of whom is an "interested person" of the Fund. Each member of the Nominating Committee also is an "independent" director, as that term is defined by the New York Stock Exchange's listing standards. The Nominating Committee held no meetings during the last fiscal year.

         The Nominating Committee recommends nominees for Directors and officers for consideration by the full Board of the Fund. The Nominating Committee also periodically reviews the appropriateness of the compensation paid to the Independent Directors and recommends any changes in director compensation to the full Board. The Fund does not currently have a written policy with regard to stockholder recommendations. The absence of such a policy does not mean, however, that a shareholder recommendation would not have been considered had one been received. In evaluating director nominees, the Nominating Committee considers the following factors: (i) the appropriate size and composition of the Board; (ii) whether the person is an "interested person" of the Fund as defined in Section 2(a)(19) of the 1940 Act; (iii) the needs of the Fund with respect to the particular talents and experience of its Directors; (iv) the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board; (v) experience with accounting rules and practices; (vi) all applicable laws, rules, regulations, and listing standards. The Nominating Committee's goal is to assemble a Board that brings to the Fund a variety of perspectives and skills derived from high quality business and professional experience.

         Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee may also consider such other factors as they may deem to be in the best interests of the Fund and its shareholders. The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. If the Nominating Committee determines that an additional director is required, the entire Board is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. It is not the present intention of the Nominating Committee to engage third parties to identify or evaluate or assist in identifying potential nominees, although the Nominating Committee reserves the right in the future to do so, if necessary.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

         Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board, or any member of the Board, correspondence should be addressed to the Board or the Board member(s) with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Fund at 113 King Street, Armonk, NY 10504.

DIRECTOR COMPENSATION

         For the fiscal year ended March 31, 2005, the Fund paid compensation to Directors in the amount of $2,500 per quarter in addition to $1,000 for each meeting of the Board and $1,000 for each committee meeting, if held separately, attended by him, plus reimbursement for expenses. Such fees totaled $81,750 for the fiscal year ended March 31, 2005.

         The aggregate compensation paid by the Fund to each of its Directors serving during the fiscal year ended March 31, 2005 is set forth in the compensation table below. Mr. Brown serves on the Board of the Fund and on the Board of 1838 Investment Advisors Trust, a registered investment company advised by 1838 Investment Advisors, LP (collectively, the "Fund Complex"). None of the other Directors serves on the Board of any other registered investment company to which the Fund's investment adviser or an affiliated person of the Fund's investment adviser provides investment advisory services.

                                                               PENSION OR
                                                               RETIREMENT                         TOTAL COMPENSATION
                                            AGGREGATE       BENEFITS ACCRUED       ESTIMATED      FROM FUND AND FUND
          NAME OF PERSON AND              COMPENSATION       AS PART OF FUND    ANNUAL BENEFITS     COMPLEX PAID TO
          POSITION WITH FUND              FROM THE FUND         EXPENSES        UPON RETIREMENT        DIRECTORS
----------------------------------------------------------------------------------------------------------------------
W. Thacher Brown, Director*                  $15,000               $0                  $0               $30,000
John Gilray Christy, Director                $22,250               $0                  $0               $22,250
Morris Lloyd, Jr., Director                  $22,250               $0                  $0               $22,250
J. Lawrence Shane, Director                  $22,250               $0                  $0               $22,250

* "Interested person" of the Fund as defined by Section 2(a)(19) of the 1940
  Act.

OWNERSHIP OF FUND SECURITIES*

                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                             SECURITIES
                                               DOLLAR RANGE OF EQUITY                       IN ALL FUNDS
                NAME                           SECURITIES IN THE FUND             OVERSEEN IN A FAMILY OF FUNDS***
----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR AND EXECUTIVE OFFICERS
         W. Thacher Brown                        $50,000-$100,000                            Over $100,000
         Clifford D. Corso                            NONE                                        NONE
         Marc D. Morris                               NONE                                        NONE
         Leonard I. Chubinsky                         NONE                                        NONE
         Richard J. Walz                              NONE                                        NONE

INDEPENDENT DIRECTORS
         John Gilray Christy**                   $50,000-$100,000                            $50,000-$100,000
         Morris Lloyd, Jr.                       $10,000-$ 50,000                            $10,000-$ 50,000
         J. Lawrence Shane**                     $10,000-$ 50,000                            $10,000-$ 50,000

*        As of March 31, 2005.
** Mr. Christy's shares are owned both individually and jointly with his wife.
*** Mr. Brown owns shares of the Fund and shares of the portfolios of 1838 Investment Advisors Funds.

         None of the Independent Directors, and no immediate family member of any Independent Director, owns securities of the Fund's investment adviser, or any control person of the Fund's investment adviser. As of March 31, 2005, Directors and nominees for director and executive officers (7 persons) beneficially owned an aggregate of less than 1% of the Fund's outstanding shares.

REQUIRED VOTE

         A majority of the Fund's outstanding shares entitled to vote shall constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is present, a plurality of all votes cast at the meeting is sufficient for the election of each of the Directors, which means that the candidates receiving the highest number of votes shall be elected. Abstentions and broker non-votes will not be counted for or against any proposal to which they relate, but will be counted for purposes of determining whether a quorum is present.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

              PROPOSAL 2: APPROVAL OF INVESTMENT ADVISORY AGREEMENT

         Introduction

         On June 2, 2005, the Board of Directors of 1838 Bond-Debenture Trading Fund (the "Fund") appointed MBIA Capital Management Corp. ("MBIA-CMC") to serve as investment adviser to the Fund pursuant to an interim investment advisory agreement between the Fund and MBIA-CMC (the "Interim Agreement") as a result of the resignation of 1838 Investment Advisors, LP ("1838 LP") as investment adviser to the Fund in connection with the sale of a portion of 1838 LP's fund management business to MBIA-CMC (the "Transaction"). The Board also approved a proposed new investment advisory agreement between the Fund and MBIA-CMC which will become effective upon shareholder approval (the "Proposed Agreement").

         At a special meeting of the Board of Directors held on June 2, 2005, the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "Act"), approved the selection of MBIA-CMC as investment adviser to the Fund. The Board of Directors concluded that, in light of the resignation of 1838 Investment Advisors, LP and in consideration of several competing proposals, the approval of the Interim Agreement and the Proposed Agreement was in the best interests of the Fund's shareholders. The Interim Agreement will remain in effect until the earlier of the approval by Fund shareholders of the Proposed Agreement or October 31, 2005.

         The Board of Directors also approved a reduction in investment advisory fees to be paid under the Interim Agreement and the Proposed Agreement, if approved by shareholders, as follows (as an annual rate):

   Old Advisory Fee                                                New Advisory Fee
   ----------------                                                ----------------
   0.625% on the first $40 million of the Fund's month             0.50% on the first $100 million of  the Fund's
   end net assets; and 0.50% on the excess                         month end net assets; and 0.40% on the excess

         Actual and Pro Forma Advisory Fees Paid

         The following table sets forth (i) the actual advisory fees paid by the Fund during the fiscal year ended March 31, 2005; (ii) the pro forma advisory fees the Fund would have been paid during such period if the proposed fee schedules had been in effect; and (iii) the difference between actual and pro forma fees as a percentage of actual fees.

                                                                                       Difference Between Actual and
   Actual Advisory Fees Paid During          Pro Forma Advisory Fees For Fiscal                Pro Forma Fees
   Fiscal Year Ended March 31, 2005               Year Ended March 31, 2005               (as a % of actual fees)
---------------------------------------    ----------------------------------------    -------------------------------
               $555,471                                   $503,962                                (9.27)%

         MBIA-CMC previously served as sub-adviser to the Fund under a separate interim investment sub-advisory agreement with 1838 LP pursuant to which MBIA-CMC was responsible for the day-to-day management of the Fund's investments. Under the Interim Agreement and Proposed Agreement, MBIA-CMC will continue to manage the Fund's investments on a day-to-day basis, however, as investment adviser to the Fund, MBIA-CMC will also be responsible for the overall management of the Fund. MBIA Capital Management will employ the same investment strategies in managing the Fund's assets, as a result, the Fund's portfolio of investments is not expected to change dramatically, nor is the Fund expected to experience an increase in portfolio turnover.

         The Transaction

         MBIA-CMC has entered into a purchase agreement with 1838 LP and its sole general partner, Andover Management LLC ("Andover") pursuant to which MBIA-CMC has agreed to purchase the assets of 1838 LP relating to 1838 LP's management of the Fund. MBIA-CMC has also agreed to assume substantially all of the operating liabilities and contractual obligations of 1838 LP and Andover LLC that relate to its investment management of the Fund. The purchase agreement provides for 1838 LP to receive from MBIA-CMC the sum of $1,100,000 minus certain adjustments as of the closing date of the Transaction. The purchase agreement includes customary representations and warranties, indemnification provision and closing conditions, including the approval of the Proposed Agreement by shareholders of the Fund. Assuming all conditions are met, consummation of the Transaction is expected to occur in October, 2005.

         The Board of Directors of the Fund has approved the Proposed Agreement, which must be submitted to the Fund's shareholders for their approval. The following summary provides information about the Interim Agreement, MBIA-CMC as well as the Proposed Agreement.

INFORMATION CONCERNING THE INTERIM AGREEMENT

         On June 10, 2005, MBIA-CMC assumed its responsibilities as the Fund's interim investment adviser pursuant to an Interim Investment Advisory Agreement. The Interim Agreement was unanimously approved by the Board of Directors on June 2, 2005, in accordance with Rule 15a-4 under the 1940 Act to ensure that the Fund would continue to receive investment advisory services when 1838 LP resigned in connection with the Transaction. Specifically, Rule 15a-4 requires that the Interim Agreement provides that it may be terminated by the Board or holders of a majority of the Fund's shares at any time without penalty on not more than ten days' written notice.

         The Interim Agreement provides that all costs and expenses not expressly assumed by MBIA-CMC under the Interim Agreement would be paid by the Fund, including, but not limited to, the Fund's operating expenses, including taxes, interest charges, fees for its attorneys, independent accountants, custodians, transfer agents and registrars, Independent Directors' fees, out-of-pocket costs, if any, incurred in obtaining process of portfolio securities and costs incurred in preparing shareholder reports and proxy materials. The Fund will also pay brokerage commissions on its portfolio transactions in equity securities.

         Pursuant to the Interim Agreement, MBIA-CMC is entitled to be paid by the Fund on the last day of each month on which the New York Stock Exchange is open for trading, a fee at the annual rate of 0.50% on the first $100 million of the Fund's month end net assets and 0.40% on the Fund's month end net assets in excess of $100 million.

         Under the Interim Agreement, MBIA-CMC is not subject to liabilities to the Fund or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services under the Interim Agreement or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise, in the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of duties of MBIA-CMC to the Fund.

         The Interim Agreement will terminate on the earlier of the effective date of the Proposed Agreement or on October 31, 2005 (150 days after the effective date of the Interim Agreement). In order for MBIA-CMC to continue to provide investment advisory services beyond the interim period, shareholders of the Fund will need to approve the Proposed Agreement.

         The Board contemplated the approval of the Interim Agreement and the Proposed Agreement at the same time and took into consideration information regarding the management, financial position and business of MBIA-CMC, as well as the experience of its portfolio management team.

INFORMATION CONCERNING MBIA-CMC

         MBIA-CMC is a Delaware corporation and is an investment adviser registered under the Advisers Act. MBIA-CMC, is a direct wholly owned subsidiary of MBIA Asset Management LLC, a Delaware limited liability company with principal offices at 113 King Street, Armonk, NY, 10504, and is an indirect wholly-owned subsidiary of MBIA Inc. ("MBIA"), a Connecticut corporation with principal offices at 113 King Street, Armonk, NY, 10504. MBIA Inc. is a publicly held NYSE listed company and reporting company under the Securities Exchange Act of 1934. MBIA, the parent company of MBIA-CMC, has received notice that it may be the subject of a civil injunctive action by the Securities and Exchange Commission in connection with several reinsurance transactions and its insurance business. In addition, MBIA is in discussions with the NY Attorney General and Insurance Department regarding the resolution of possible civil charges in connection with the reinsurance transactions. MBIA has restated its financial statements for the years 1998 to 2004 for the purpose of correcting the accounting treatment of certain complex reinsurance transactions entered into in 1998. MBIA does not expect that these developments will impair the ability of its subsidiary, MBIA-CMC to provide investment management services pursuant to the Proposed Agreement.

         The name, address, position with the Fund and principal occupation of the principal executive officer and directors of MBIA-CMC are as follows:

NAME AND ADDRESS                         POSITION(S) WITH MBIA-CMC              PRINCIPAL OCCUPATION
----------------                         -------------------------              ---------------------
Clifford Dean Corso                      President, Director and Chief          President and Chief Investment
113 King Street                          Investment Officer                     Officer of MBIA Capital Management
Armonk, NY, 10504                                                               Corp.; Managing Director and Chief
                                                                                Investment Officer of MBIA Insurance
                                                                                Corporation.

Gary Charles Dunton                      Director                               Chief Executive Officer of MBIA, Inc.
113 King Street
Armonk, NY, 10504

Neil G. Budnick                          Director                               President of MBIA Insurance
113 King Street                                                                 Corporation
Armonk, NY, 10504

Marc Dana Morris                         Director                               Chief Financial Officer of  MBIA
113 King Street                                                                 Asset Management, LLC
Armonk, NY, 10504

         Each officer or director of the Fund who is also an officer, director, employee, general partner and/or a shareholder of MBIA-CMC is listed below as follows:

NAME AND POSITION WITH THE FUND                            POSITION WITH MBIA-CMC
-------------------------------                            ----------------------
Clifford D. Corso, President                               President, Director and Chief Investment Officer

Marc D. Morris, Treasurer                                  Director of MBIA Capital Management Corp.; Director and
                                                           Officer of other affiliated entities within the MBIA
                                                           Asset Management Group.

Leonard I. Chubinsky, Secretary                            Deputy General Counsel of MBIA Insurance Corporation;
                                                           officer of other affiliated entities within the MBIA
                                                           Asset Management Group.

Richard J. Walz, Chief Compliance Officer                  Managing Director of several affiliated entities within the
                                                           MBIA Asset Management Group.

INFORMATION CONCERNING THE PROPOSED AGREEMENT

         Upon approval of shareholders of the Fund, the Fund will enter into the Proposed Agreement with MBIA-CMC. Currently, the Interim Agreement is in place. The Interim Agreement will remain in effect until October 31, 2005 (150 days after the effective date of the Interim Agreement), or until shareholders approve a new contract for the Fund. (See "Information Concerning the Interim Agreement" for a more detailed discussion of these requirements.) A form of the Proposed Agreement is attached to this Proxy Statement as Exhibit A.

         The terms of the Proposed Agreement are substantially identical to the Interim Agreement, except for a change in the effective and termination dates, and a change in the termination provision.

         It is anticipated that the Proposed Agreement will become effective as of the date that shareholder approval is obtained. The Proposed Agreement will continue in effect for an initial term of two years and may continue thereafter from year to year if specifically approved at least annually by the vote of a majority of the outstanding voting securities" of the Fund or by the Board and, in either event, by the vote of a majority of the Directors who are not parties to the Proposed Agreement or interested persons of any such party, cast in person at a meeting called for such purpose.

         The Proposed Agreement may be terminated by the Fund or MBIA-CMC without penalty at any time on sixty (60) days' written notice to the other party. The Proposed Agreement will also terminate upon its "assignment" as such term is defined in the Act.

EVALUATION OF THE PROPOSED AGREEMENT BY THE BOARD OF DIRECTORS

         In approving the Proposed Agreement, the Board is required to act solely in the best interests of the Fund and the Fund's shareholders in evaluating the terms of the Proposed Agreement. The Board is required to judge the terms of the arrangements in light of those that would be reached as a result of arm's-length bargaining. The Board believes that the approval and retention of MBIA-CMC as investment adviser to the Fund will be advantageous to the shareholders of the Fund for several reasons. The Directors considered the following matters, among others, in approving this Proposal 2.

         At a meeting of the Board, 1838 LP informed the Board of Directors of the Fund of its intention to enter into the Transaction with MBIA-CMC and, in accordance with the proposed purchase agreement, its intention to resign as investment adviser to the Fund. At a special meeting of the Board, the Board met with representatives of MBIA-CMC. At that time, the Board invited representatives of MBIA-CMC to provide certain information regarding its history, business structure, organizational structure, service and administrative providers, its commitment to asset growth, strategic fit with the Fund and biographical information regarding its executive officers. The Board also requested additional information from MBIA-CMC for consideration in approving the Proposed Agreement.

         The Board reviewed various materials with respect to MBIA-CMC, including materials furnished by MBIA-CMC. These materials included additional information about MBIA-CMC, the services it would provide, its personnel, its operations, its financial condition and a proposal to reduce current management fees. The Board evaluated the above-referenced information and fee proposal and considered the following as relevant to their recommendation, but it did not identify any single factor as all-important or controlling. The following summary details most but not all matters considered:

         (i) the nature and quality of the services to be provided by MBIA-CMC;

         (ii) the fees and expenses of the Fund and that there would be a decrease in the management fee paid by the Fund;

         (iii) the experience and qualification of MBIA-CMC personnel providing services;

         (iv) the financial strength and resources of MBIA-CMC and its commitment to asset management growth;

         (vi) whether the advisory fees payable to MBIA-CMC are fair and reasonable in light of the services expected to be provided;

         (vii) the impact on the Fund's annual operating expense ratio;

         (viii) MBIA-CMC's code of ethics and whether such code was consistent with Rule 17j-1 under the 1940 Act and with the code of ethics of the Fund and the Adviser; and

         (x) the compliance history, reputation, qualifications and background of MBIA-CMC as well as its chief compliance officer.

                  At that Meeting, the Board had the opportunity to meet again with representatives of MBIA-CMC to determine whether the Proposed Agreement was in the best interests of the Fund and its shareholders. The Board, including a majority of the Independent Directors so concluded, and voted to recommend the Proposed Agreement to the Fund's shareholders for their approval, based on the following:

                  The management fee rate under the Proposed Agreement would be less than the management fee rate previously paid by the Fund. The Board further reviewed the expense and profitability data provided by MBIA-CMC and was satisfied that the total fee paid was not excessive, and would be sufficient to allow MBIA-CMC to provide an appropriate level of services to the Fund. MBIA-CMC will manage the assets of the Fund and will be responsible for the overall management of the Fund's operations, and it is expected that the Fund will benefit from MBIA-CMC's experience and resources in the management of fixed income assets of other clients, including registered investment companies. The Board was satisfied with MBIA-CMC's expected contribution to the overall management of the Fund and determined that the fee to be paid to MBIA-CMC was consistent with industry standards and sufficient to sustain MBIA CMC's delivery of the expected advisory services. It was found by the Board that the engagement of MBIA-CMC would result in a net reduction in the expenses and fees to be charged to the Fund and that given the services to be provided by MBIA-CMC, the proposed advisory fees were not excessive, and were appropriate to compensate MBIA-CMC for the services to be provided.

         In addition, the Independent Directors received advice from legal counsel regarding their duties in approving investment advisory contracts. Based on the Directors' deliberations and their evaluation of the information described above, the Directors, including all of the Independent Directors, unanimously approved the Proposed Agreement and concluded that the compensation under the Proposed Agreement is fair and reasonable in light of such services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable business judgment.

         In the event that the shareholders do not approve the Proposed Agreement, the Directors of the Fund will consider what alternatives may then be available.

BOARD RECOMMENDATION

         The Board of Directors, including the Independent Directors, unanimously recommends that shareholders of the Fund vote "FOR" approval of the Proposed Agreement. For more information about the Directors deliberations and the reasons for their recommendation, please see the discussion under the heading "Evaluation by the Board."

VOTE REQUIRED

         Approval of Proposal 2 requires an affirmative vote of the lesser of
(i) 67% or more of the Fund's shares present at the special meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy or
(ii) more than 50% of the outstanding shares of the Fund.

              THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.

                             ADDITIONAL INFORMATION

INDEPENDENT ACCOUNTANTS

         Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, has been selected to serve as the Fund's independent accountants for the Fund's fiscal year ending March 31, 2006. Tait Weller acted as the Fund's independent accountants for the fiscal year ended March 31, 2005. The Fund knows of no direct financial or material indirect financial interest of Tait Weller in the Funds. A representative of Tait Weller will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

         Set forth in the table below are audit fees and non-audit related fees billed to the Fund by Tait Weller for professional services received during and for the Fund's fiscal years ended March 31, 2004 and 2005, respectively.

FISCAL YEAR ENDED
MARCH 31,                     AUDIT FEES       AUDIT-RELATED FEES        TAX FEES*         ALL OTHER FEES
-------------------------------------------------------------------------------------------------------------
2004                            $14,000                $0                 $2,000                 $0
2005                            $15,500                $0                 $2,500                 $0

*The category "Tax Fees" includes payment for the preparation of the Fund's tax returns.

         The Fund's Audit Committee charter requires that the Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees for such services and terms thereof) to be performed for the Fund by its independent public accountants in one of two methods. Under the first method, the engagement to render the services would be entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided (i) the policies and procedures are detailed as to the services to be performed, (ii) the Audit Committee is informed of each service, and (iii) such policies and procedures do not include delegation of the Audit Committee's responsibilities under the Securities Exchange Act of 1934, as amended (the "Exchange Act") to the Fund's management. Under the second method, the engagement to render the services would be presented to and pre-approved by the Audit Committee (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit). The Chairman of the Audit Committee has the authority to grant pre-approvals of audit and permissible non-audit services by the independent public accountants, provided that all pre-approvals by the Chairman must be presented to the full Audit Committee at its next scheduled meeting. The Fund will provide for appropriate funding as determined by the Audit Committee, for payment of compensation to the independent public accountants and to any consultants, experts or advisors engaged by the Committee. All of the audit, audit-related and tax services described above for which Tait Weller billed the Fund fees for the fiscal years ended March 31, 2004 and March 31, 2005 were pre-approved by the Audit Committee.

INVESTMENT ADVISER AND ADMINISTRATOR

         MBIA-CMC, 113 King Street, Armonk, NY 10504, serves as the Fund's investment adviser. MBIA Municipal Investors Service Corporation, 113 King Street, Armonk, NY 10504, provides certain administrative and accounting services to the Fund.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         As of August 12, 2005, there were no persons known by the Fund to own beneficially more than 5% of the outstanding voting shares of the Fund. As of the same date, each Director's individual shareholdings of the Fund constituted a less than 1% of the outstanding shares of the Fund, and as a group, the Directors and officers of the Fund owned less than 1% of the shares of the Fund.

SHAREHOLDER PROPOSALS

         Proposals intended to be presented by shareholders for consideration at the year 2006 Annual Meeting of Shareholders must be received by the Secretary of the Fund at the Fund's principal office no later than February 4, 2006 in order to be considered for inclusion in the proxy statement for that meeting. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with these requirements. Shareholders who wish to make a proposal at the Fund's 2006 Annual Meeting of Shareholders, other than one that will be included in the Fund's proxy materials, must notify the Fund no later than April 20, 2006. If a shareholder who wishes to present a proposal fails to notify the Fund by this date, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the applicable proxy rules.

OPEN MATTERS

         The management does not know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. If any other business should come before the meeting, the proxies will vote thereon in accordance with their best judgment.

                                  By Order of the Directors,

                                  Leonard I. Chubinsky
                                  Secretary, 1838 Bond-Debenture Trading Fund
Dated: August 22, 2005

IF YOU CANNOT ATTEND THE ANNUAL MEETING, IT IS REQUESTED THAT YOU VOTE ELECTRONICALLY, BY TELEPHONE OR THAT YOU COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED SO THAT THE MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING.

                                                                       EXHIBIT A

                      FORM OF INVESTMENT ADVISORY AGREEMENT

                        1838 BOND-DEBENTURE TRADING FUND

                          INVESTMENT ADVISORY AGREEMENT

         AGREEMENT, made by and between 1838 BOND-DEBENTURE TRADING FUND, a Delaware corporation (hereinafter called the "Fund"), and MBIA Capital Management Corp., a Delaware corporation (hereinafter called the "Investment Adviser").

                              W I T N E S S E T H:


         WHEREAS, the Fund has been organized and operates as an investment company registered under the Investment Company Act of 1940 (the "1940 Act") and engages in the business of investing and reinvesting its assets in securities, and the Investment Adviser is a registered Investment Adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and engages in the business of providing investment management services; and

         WHEREAS, the Fund has selected the Investment Adviser to serve as the investment adviser for the Fund; and

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

                  1. The Fund hereby employs the Investment Adviser to manage the investment and reinvestment of the Fund's assets and to administer its affairs, subject to the direction of the Board of Directors and officers of the Fund for the period and on the terms hereinafter set forth. The Investment Adviser hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or to represent the Fund in any way, or in any way be deemed an agent of the Fund. The Investment Adviser shall regularly make decisions as to what securities to purchase and sell on behalf of the Fund and shall record and implement such decisions and shall furnish the Board of Directors of the Fund with such information and reports regarding the Fund's investments as the Investment Adviser deems appropriate or as the Directors of the Fund may reasonably request. Subject to compliance with the requirements of the 1940 Act, the Investment Adviser may retain as a sub-adviser to the Fund, at the Investment Adviser's own expense, any investment adviser registered under the Advisers Act.

                  2. The Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; and taxes. Officers and employees of the Investment Adviser may be trustees, directors, officers and employees of the funds of which the Investment Adviser serves as investment adviser. Officers and employees of the Investment Adviser who are directors, officers and/or employees of the Fund shall not receive any compensation from the Fund for acting in such dual capacity.

                  In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Fund and Investment Adviser may share facilities common to each, with appropriate proration of expenses between them.
                  3. (a) The Investment Adviser shall place and execute Fund orders for the purchase and sale of portfolio securities with broker-dealers. Subject to the primary objective of obtaining the best available prices and execution, the Investment Adviser will place orders for the purchase and sale of portfolio securities for the Fund with such broker-dealers as it may select from time to time, including brokers who provide statistical, factual and financial information and services to the Fund, to the Investment Adviser, or to any other fund for which the Investment Adviser provides investment advisory services and/or with broker-dealers who sell shares of the Fund or who sell shares of any other fund for which the Investment Adviser provides investment advisory services. Broker-dealers who sell shares of the funds of which the Investment Adviser is investment adviser shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and National Association of Securities Dealers, Inc.

                  (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Directors and officers of the Fund, the Investment Adviser is authorized to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction in such instances where the Investment Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Adviser's overall responsibilities with respect to the Fund and to other funds for which the Investment Adviser exercises investment discretion.

         4. As compensation for the services to be rendered to the Fund by the Investment Adviser under the provisions of this Agreement, the Fund shall pay to the Investment Adviser from the Fund's assets each month an investment advisory fee at the annualized rate of 0.50% of the first $100,000,000 of the net asset value of the Fund on the last day of such month and 0.40% of the net asset value of the Fund on the last day of such month in excess of $100,000,000. The net asset value of the Fund shall be defined as the total assets of the Fund, less its liabilities, and shall be determined in accordance with any instructions of the Board of Directors.

         If this Agreement shall become effective subsequent to the first day of the month, or shall terminate before the last day of the month, the Investment Adviser's compensation for such fraction of the month shall be determined by applying the foregoing percentages to the average of the weekly net asset values of the Fund during such fraction of a month (or if none, to the net asset value of the Fund as calculated on the last day of the preceding month on which the New York Stock Exchange was open for trading) and in the proportion that such fraction of a month bears to the entire month.

         If this Agreement is terminated prior to the end of any calendar month, the management fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days during which the Agreement is in effect bears to the number of calendar days in the month.

         5. The services to be rendered by the Investment Adviser to the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

         6. The Investment Adviser, its officers, employees, and agents may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Fund or to any other investment company, corporation, association, firm or individual.

         7. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the performance of duties of the Investment Adviser to the Fund, the Investment Adviser shall not be subject to liabilities to the Fund or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

         8. This Agreement shall be executed and become effective as of the date written below. The Agreement will continue in effect for an initial term of two years and may continue thereafter from year to year if specifically approved at least annually by the "vote of a majority of the outstanding voting securities" of the Fund or by the Board and, in either event, by the vote of a majority of the Directors who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for such purpose. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Fund at any time, without the payment of a penalty, on sixty days' written notice to the Investment Adviser of the Fund's intention to do so, pursuant to action by the Board of Directors of the Fund or pursuant to a vote of a majority of the outstanding voting securities of the Fund. The Investment Adviser may terminate this Agreement at any time, without the payment of penalty on sixty days' written notice to the Fund of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Fund to pay to the Investment Adviser the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

         9. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

         10. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested persons"; and "assignment" shall have the meaning defined in the 1940 Act.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be signed on their behalf by their respective officers thereunto duly authorized all as of __________, 2005.

                                         1838 BOND-DEBENTURE TRADING FUND


                                         By__________________________________


                                         MBIA CAPITAL MANAGEMENT CORP.


                                         By__________________________________



                                                                                   FORM OF PROXY
                                                                                   -------------

                                 PROXY SOLICITED BY THE BOARD OF DIRECTORS
                                    OF 1838 BOND-DEBENTURE TRADING FUND

             The undersigned hereby appoints W. Thacher Brown and Richard J. Walz, each of them attorneys, with full powers of substitution and revocation, to attend the
             Annual Meeting of Shareholders of 1838 Bond-Debenture Trading Fund on September
 P           28, 2005 and any adjournments thereof and thereat to vote all shares which the undersigned would be entitled to vote if personally present, upon the following
 R           matters, as set forth in the Notice of Annual Meeting of Shareholders, and upon such other business as may properly come before the meeting or any adjournment
 0           thereof.

 X           If more than one of said attorneys or their respective substitutes shall be present and vote at said meeting or any adjournment thereof, a majority of them
 Y           so present and voting (or if only one be present and voting, then that one)
             shall have and exercise all the powers hereby granted. The undersigned revokes any proxy or proxies heretofore given to vote such shares at said meeting or any adjournment thereof.

             ALL PROXIES WILL BE VOTED, AND WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS
             NOTED HEREON.

             IF INSTRUCTIONS ARE NOT GIVEN, THIS PROXY WILL BE TREATED AS GRANTING AUTHORITY
             TO VOTE IN FAVOR OF THE ELECTION OF ALL OF THE NOMINATED DIRECTORS, AUTHORITY
             FOR VOTING IN FAVOR OF A NEW SUB-ADVISORY AGREEMENT, AND WILL BE VOTED FOR
             ITEM 3.


             You are encouraged to specify your choices by marking the appropriate boxes on    ---------------
             the reverse side, but you need not mark any box with regard to a particular       | SEE REVERSE |
             proposal if you wish to vote FOR such proposal. The Proxies cannot vote your      |     SIDE    |
             shares unless you sign and return this card.                                      ---------------




                                                                                               |        6427
                                                                                               |----------------------




--------- ---------------------------
  X       PLEASE MARK YOUR VOTES AS
          IN THIS EXAMPLE.
--------- ---------------------------


                      FOR all nominees      WITHHOLD authority
                      listed (except as     to vote for all
                      indicated to the      nominees listed
                      contrary below)       hereon.

1. Election of          |     |             |     |              NOMINEES:
   Directors.           |     |             |     |              01. W. Thacher Brown      03. Morris Lloyd, Jr.
                                                                 02. John Gilray Christy   04. J. Lawrence Shane



                                                                   FOR               AGAINST              ABSTAIN

2.      New Investment Advisory Agreement                        |     |             |     |              |     |
                                                                 |     |             |     |              |     |




                                                                   FOR               AGAINST              ABSTAIN
3.      In their discretion, the proxies are
        authorized to vote upon such other                       |     |             |     |              |     |
        business as may properly come before                     |     |             |     |              |     |
        the meeting





                                                                     Please sign as name appears hereon. Joint owners
                                                                     should each sign. When signing as attorney,
                                                                     executor, administrator, trustee or guardian,
                                                                     please give full title as such.

                                                                     _________________________________________________

                                                                     _________________________________________________
                                                                     SIGNATURE(S)                              DATE



1 8 3 8
BOND-DEBENTURE TRADING FUND

                        1838 BOND-DEBENTURE TRADING FUND

Dear Shareholder:

1838 Bond-Debenture Trading Fund encourages you to take advantage of new and convenient ways to vote your shares. You can vote your shares electronically through the Internet or the telephone, 24 hours a day, 7 days a week. This eliminates the need to return the proxy card.

To vote your shares by these means, please use the control number printed in the box above, just below the perforation. The series of numbers that appear in the box above must be used to access the system. To ensure that your vote will be counted, please cast your Internet or telephone vote before 12:00 midnight on September 27, 2005.

1. To vote over the Internet:
                  * Log on the Internet and go to the web site
                    http://www.eproxyvote.com/bdf

2. To vote by Telephone:
                  * On a touch-tone telephone call 1-877-PRX-VOTE
                    (1-877-779-8683)
                  * Outside of the U.S. and Canada call
                    201-536-8073.

Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card.

If you choose to vote your shares electronically, there is no need for you to mail back your proxy card.

                  YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.